SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

(Amendment No.)

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[ ] Definitive Information Statement

SIGN MEDIA SYSTEMS, INC.

(Exact name of registrant as specified in its in its charter)

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[ ] Fee paid previously with preliminary materials.

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SIGN MEDIA SYSTEMS, INC.
2100 19TH STREET
SARASOTA, FLORIDA  34234
941.330.0336

Notice of Action by Written Consent
of Eighty-Three Percent of the Outstanding
Common Stock taken as of September 7, 2007

TO THE STOCKHOLDERS OF SIGN MEDIA SYSTEMS, INC.

Sign Media Systems, Inc. (“we” “us” “our” or “Company”), hereby give notice to its stockholders that the holders of eighty-three percent (83%) of the Company’s outstanding shares of common stock (“Common Stock”) have taken action by written consent to:

•	approve the re-election of the Company’s existing Board of Directors;

•
approve the engagement of Bagel, Josephs and Levine & Company, L.L.C., Certified Public Accountants, as the Company’s independent auditors to audit the financial statements of the Company, and to perform such other functions and services required by independent auditors as set forth in the Securities Exchange Act of 1934, for the Company’s 2007 fiscal year, and the quarterly reviews for the subsequent fiscal quarters of the Company’s 2008 fiscal year through the quarter ending September 30, 2008, at which time additional pre-approvals for any additional services to be performed by the Company’s auditor must be sought from the Board of Directors acting as the Audit Committee;

•	amend the Company’s Articles of Incorporation to change the Company’s name to “International Consolidated Companies, Inc.”,

•
amend the Company’s Articles of Incorporation to reduce the percent of the shares then entitled to vote generally in the election of directors necessary to remove a director from the holders of at least seventy-five percent (75%) of the shares then entitled to vote at an election of directors to fifty-one percent (51%) of the shares then entitled to vote at an election of directors.

•
amend the Company’s Articles of Incorporation to reduce the percent of the shares then entitled to vote to amend the Company’s By-Laws from the holders of at least seventy-five percent (75%) of the voting power of all of the then outstanding shares of the stock of the Company entitled to vote generally in the election of directors to the holders of at least fifty-one percent (51%) of the voting power of all of the then outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors; and

•
amend the Company’s Articles of Incorporation to reduce the percent of the shares then entitled to vote to amend the Company’s Articles of Incorporation from a vote of the holders of at least seventy-five percent (75%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors to the holders of at least fifty-one percent (51%) of the voting power of all of the then outstanding shares of the stock of the Company entitled to vote generally in the election of directors.

The Company’s stockholders have approved this corporate action in lieu of a special meeting of the stockholders pursuant to Section 607.0704 of the Florida Statutes (“Florida Statutes”), which permits any action that may be taken at a meeting of the stockholders to be taken by the written consent to the action by the holders of the number of shares of voting stock required to approve the action at a meeting.  All necessary corporate approvals in connection with the matters referred to in this Information Statement have been obtained.  This Information Statement is being furnished to all of our stockholders pursuant to Section 14(c) of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules there under, solely for the purpose of informing stockholders of these corporate actions before they take effect.  In accordance with Rule 14c-2 under the Exchange Act, the stockholder consent will take effect 21 calendar days following the mailing of this information statement (“the “Information Statement”) to stockholders.  This Information Statement shall be considered the notice required under Section 607.0740 of the Florida Statutes.

This action has been approved by our Board of Directors and the holders of eighty-three percent (83%) of the Company’s Common Stock outstanding.  Only stockholders of record at the close of business on September 14, 2007, are being given Notice of this action by written consent.  The Company is not soliciting proxies.

By Order of the Board of Directors of
SIGN MEDIA SYSTEMS, INC.

/s/ Antonio F. Uccello, III
President and Chief Executive Officer

Sarasota, Florida
September 10, 2007

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

SIGN MEDIA SYSTEMS, INC.
2100 19TH STREET
SARASOTA, FLORIDA  34234

INFORMATION STATEMENT

ACTION BY THE HOLDERS OF EIGHTY-THREE PERCENT (83%)
OF SHARES ENTITLED TO VOTE THEREON

We are furnishing this Information Statement to all holders of our capital stock, to provide you with information regarding a description of an action which was taken by written consent in lieu of a special meeting of the Common Stockholders on September 7, 2007, by the holders of eighty-three percent (83%) of the Company’s Common Stockholders subject to the expiration of 20 days following the initial mailing of this Information Statement to our stockholders as required under Rule 14c-2 under the Exchange Act.  As of September 7, 2007, only Common Stockholders were entitled to vote on the matters set forth hereafter in this Information Statement.  As of September 7, 2007, the Company had 12,036,361 shares of its Common Stock issued and outstanding.  As of September 7, 2007, the holders of 10,012,355 shares of the Company’s Common Stock, or approximately eighty-three percent (83%) of the Company’s then outstanding shares of Common Stock, executed a written consent with Section 607.0704 of Florida Statutes, approving the following action:

•	approve the re-election of the Company’s existing Board of Directors who are Antonio F. Uccello, III, Thomas Bachman and Dennis D. Derr;

•
approve the engagement of Bagel, Josephs and Levine & Company, L.L.C., Certified Public Accountants, as the Company’s independent auditors to audit the financial statements of the Company, and to perform such other functions and services required by independent auditors as set forth in the Securities Exchange Act of 1934, for the Company’s 2007 fiscal year, and the quarterly reviews for the subsequent fiscal quarters of the Company’s 2008 fiscal year through the quarter ending September 30, 2008, at which time additional per-approvals for any additional services to be performed by the Company’s auditor must be sought from the Board of Directors acting as the Audit Committee;

•	amend the Company’s Articles of Incorporation to change the Company’s name to “International Consolidated Companies, Inc.”;

•
amend the Company’s Articles of Incorporation to reduce the percent of the shares then entitled to vote generally in the election of directors necessary to remove a director from the holders of at least seventy-five percent (75%) of the shares then entitled to vote at an election of directors to fifty-one percent (51%) of the shares then entitled to vote at an election of directors.

•
amend the Company’s Articles of Incorporation to reduce the percent of the shares then entitled to vote to amend the Company’s By-Laws from the holders of at least seventy-five percent (75%) of the voting power of all of the then outstanding shares of the stock of the Company entitled to vote generally in the election of directors to the holders of at least fifty-one percent (51%) of the voting power of all of the then outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors; and

•
amend the Company’s Articles of Incorporation to reduce the percent of the shares then entitled to vote to amend the Company’s Articles of Incorporation from a vote of the holders of at least seventy-five percent (75%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors to the holders of at least fifty-one percent (51%) of the voting power of all of the then outstanding shares of the stock of the Company entitled to vote generally in the election of directors.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being mailed on or about September 28, 2007, to stockholders of record on September 14, 2007.  This Information Statement is being delivered only to inform you of the corporate action described herein in accordance with Rule 14c-2 under the Exchange Act as of September 7, 2007.  As of September 7, 2007, there were 12,036,355 shares of our Common Stock, No Par Value, outstanding, each of which was entitled to one vote.  As of September 7, 2007, only the holders of shares of the Company’s Common Stock were entitled to vote on the corporate action described herein.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record on the September 14, 2007, and will reimburse such brokers and other custodians, nominees and fiduciaries for out-of-pocket expenses incurred in forwarding such material.

The Company’s mailing address and the address of its principal executive offices in 2100 19th Street, Sarasota, Florida  34234 and its telephone number is 941.330.0330.

This is not a notice of a special meeting of stockholders and no stockholders meeting will be held to consider any matter described in this Information Statement.

Common Stockholders owning of record approximately eighty-three percent (83%) of our outstanding Common Stock have irrevocably consented to the actions described herein.  The vote or consent of no other holders of our capital stock is required to approve the action described herein.  Accordingly, no additional votes will be needed to approve the action described herein.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS

The following tables set forth the security ownership as of September 2007, by each person (or group of affiliated persons) who, to our knowledge, is the beneficial owner of five percent or more of our outstanding the Company’s equity securities, and each of the foregoing as a group.

Title of Class	Name and Address Of Beneficial Owner	Amount and Nature Of Beneficial Owner	Percent of Class
Common Stock, No Par Value	Antonio F Uccello, III 2100 19th Street Sarasota, FL 34234(1)	7,993,000(1)	66%(1)
Common Stock, No Par Value	Phillip C. Asher 225 Doris Drive Lakeland, FL 33813(1)	1,300,000(1)	11%(1)
Common Stock, No Par Value	Nimbus Development Corp. 15 Nimbus Road Rocky Point, NY 11778	900,000	7%
Totals for Class as a Whole		10,193,000	84%

(1)           Pursuant to Rule 13d-3 promulgated under the Securities Exchange, beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the voting) and/or sole or shared investment power (including the power to dispose or direct the disposition) with respect to a security whether through a contract, arrangement, understanding, relationship or otherwise.  Of the 7,933,000 shares of the Company’s Common Stock shown as beneficially owned by Antonio F. Uccello, 7,960,000 of those shares are held in the name of GO! Agency, LLC, and 33,000 of those shares are held in the name of Beta Real Estate Investments, LLC.  Antonio F. Uccello, III, is the manager and the 51% owner of GO! Agency, LLC and, therefore, pursuant the terms of the GO! Agency, LLC’s operating agreement, has the sole power, subject to his fiduciary duties to the other GO! Agency, LLC members, to vote, or dispose of or direct the disposition of all the shares of the Company’s Common Stock beneficially owned by GO! Agency, LLC.  Antonio F. Uccello, III, is the manager of Beta Real Estate Investments, LLC and, therefore, pursuant the terms of Beta Real Estate Investments, LLC’s operating agreement, has the sole power, subject to his fiduciary duties to the other Beta Real Estate Investments, LLC members, to vote, or dispose of or direct the disposition of all the shares of the Company’s Common Stock owned by Beta Real Estate Investments, LLC.  All of the 1,300,000 shares of the Company’s Common Stock shown as beneficially owned by Phillip C. Asher are held in the name of Henry Plantagenet, LLC.  Phillip C. Asher is the manager and the 100% owner of Henry Plantagenet, LLC and, therefore, pursuant the terms of Henry Plantagenet, LLC’s operating agreement, has the sole power to vote, or dispose of or direct the disposition of all the shares of the Company’s Common Stock owned by Henry Plantagenet, LLC.

SECURITY OWNERSHIP
OF MANAGEMENT

The following tables set forth the security ownership as of September 2007, by the Company’s management, and each of the foregoing as a group.

Title of Class	Name and Address Of Beneficial Owner	Amount and Nature Of Beneficial Owner	Percent of Class
Common Stock, No Par Value	Antonio F. Uccello, III(1) 2100 19th Street Sarasota, FL 34234	7,993,000(1)	66%(1)
Common Stock, No Par Value	Evelyn P. Silva(2) 2100 19th Street Sarasota, FL 34234	300,000	2%
Common Stock, No Par Value	Nelson J. Martin(3) 7340 Golf Pointe Circle Sarasota, FL 32243	10,000	0.1%
Common Stock, No Par Value	Dennis D. Derr(4) 1222 Sea Plume Way Sarasota, FL 34242	250,000	2%
Common Stock, No Par Value	Thomas Bachman(5) 2960 S. McCall Road, Ste 210 Inglewood, FL 34224	-	-
Totals for Class as a Whole		8,553,000	71%

(1)           Antonio F. Uccello, III is our Chairman of the Board of Directors, President, Chief Executive Officer, and Chief Financial Officer.  See footnote (1) above in the section titled Security Ownership of Certain Beneficial Owners for information about the Company’s equity securities beneficially owned by Antonio F. Uccello, III.

(2)           Evelyn P. Silva is our Secretary.

(3)           Nelson J. Martin is our Vice-President of Investor Relations.

(4)           Dennis D. Derr is a Director.

(5)           Thomas Bachman is a Director.

ELECTION OF DIRECTORS AND EXECUTIVE OFFICERS

Directors

Three directors were elected pursuant to the written consent to serve until the next annual meeting of the Company’s stockholders or the next time directors are elected or the next time directors are elected by written consent in lieu of a meeting of stockholders or until their respective successors are duly elected and qualified.  Each of the directors elected are incumbent directors.

The name, age, the year in which each first became a director and their principal occupations or employment during the past five years are as follows:

Name and Age                                           Position                                                             Term

Antonio F. Uccello, III                             Chairman/President/ Chief Executive                           January 28, 2002
Age 40                                                Officer/Chief Financial Officer                                       to present

Thomas Bachman                                     Director                                                            March 11, 2003
Age 62                                                                                                                                                   to present

Stephen R. MacNamara (1)                     Director/Secretary                                                           March 11, 2003
Age 54                                                                                                                                                   to May 5, 2007

Dennis D. Derr                                          Director                                                                            August 14, 2007
Age 49                                                                                                                                                  to present

(1) Mr. MacNamara resigned effective May 5, 2007 for personal reasons.

Resumes

Antonio F. Uccello, III

Mr. Uccello is the founder, President, Chief Executive Officer, Chairman of the Board of Directors and the Chief Financial Officer of the Company.  Mr. Uccello attended college at the University of Connecticut and took graduate courses at Hunter College in New York City.  Mr. Uccello has been in the securities industry for the last 13 years.  Mr. Uccello holds a Series 65, Registered Investment Advisor license from the National Association of Securities Dealers.  From June, 1996, to February, 2001, Mr. Uccello was a branch manager for Brookstreet Securities.  Brookstreet Securities was at that time a registered broker-dealer.  Mr. Uccello left Brookstreet Securities in February, 2001, to establish Chelsea Capital Management, LLC where he acts a registered investment advisor.  Both Chelsea and Mr. Uccello are registered as investment advisors with The State of Florida, Department of Banking and Finance and the State of Connecticut Department of Banking, Division of Securities and Business Investments.  Mr. Uccello is the owner of 99% of the membership interests and the sole manager of Chelsea and as such is the sole owner and sole control person of Chelsea.  Mr. Uccello is the majority member and the manager of Hawkeye Real Estate, LLC and is the President of and a minority shareholder in Olympus Leasing Company, both of which are related parties to us.  Hawkeye Real Estate is a real estate developer and Olympus Leasing is engage in the business of making commercial loans.  Mr. Uccello will devote 90% of his time to us.  Mr. Uccello has extensive experience in finance and is responsible for the overall profitability of the Company

Thomas Bachman

Mr. Bachman is a Director of the Company.  Mr. Bachmann has been the Executive Publisher and Director of Industry Development of Beverage Industry Magazine, the leading trade publication for the beverage industry since 1994.  Prior to becoming Executive Publisher and Director of Industry Development of Beverage Industry Magazine in 1994, Mr. Bachmann was the National Sales Manager and Associate Publisher of Beverage Industry Magazine from 1976 to 1981.  From 1982 to 1992 Mr. Bachmann was Publisher of Diary Field, Today’s Catholic Teacher and Early Childhood News.  Mr. Bachmann ran his own consulting firm, Bachmann and Associates from 1992 to 1994.  Mr. Bachmann is a member of the National Soft Drink Association, the Canadian Soft Drink Association, and the International Bottled Water Association.  Mr. Bachmann will bring an industry wide perspective to the Company.

Dennis D. Derr

Mr. Derr is a Director of the Company.  Mr. Derr received a Bachelor of Science in Finance from Colorado State University in 1980 and a Master of Science in Finance from Colorado State University in 1984.  From 2004 to present, Mr. Derr has been an independent consultant to various businesses in the areas of strategic planning, business capture and market development.  Mr. Derr served as Executive Vice President of Avisys, Incorporated, located in Austin TX. from 1996 2004.  As a corporate officer and major shareholder at Avisys, Incorporated, Mr. Derr was involved in all aspects of corporate management and governance.  He was responsible to the President to formulate effective business development strategies within defense and commercial markets and across diverse aircraft, avionics, information and electronic warfare products for Avisys, Incorporated.  He assisted in directing and implementing overall corporate strategy and culture and had primary responsibility for identification and acquisition of corporate resources.  Mr. Derr also had responsibility for the management of contracts and legal matters.  He developed, executed and administered corporate policies with respect to legal, contractual, business, and personnel matters.  Mr. Derr also performed as Vice President of Business Development and was the corporate lead during the 2004 acquisition of L-3 Communications by Avisys, Incorporated.  From 1992 to 1996, Mr. Derr served as Director of Business Development for Marconi Tracor Flight Systems. As Vice President of Business Development for Marconi Tracor Flight Systems, Mr. Derr promoted expansion of new product base and customer base while continuing to effectively market and capture follow-on business.  He led an electronic warfare products capture. Mr. Derr led successful proposal teams for programs of all sizes and technologies, from $50,000 change orders to $50,000,000 systems.  As part of a team assigned to special programs work, Mr. Derr performed a dual role with the management and administration of a $20,000,000 portfolio of electronic warfare hardware.

Stephen R. MacNamara (1)

Mr. MacNamara is a Director and the Secretary of the Company.  Mr. MacNamara holds a Bachelor of Science, Journalism, from the University of Florida and a Juris Doctor from Florida State University.  Mr. MacNamara has been an Associate Professor, Department of Communication at Florida State University since 1994.  Mr. MacNamara has been the President of The Florida Association of Health Plans since 2000.  Mr. MacNamara served as Chief of Staff, Florida House of Representatives from July 1999, to May 2000, the Professor-in-Residence, Florida House of Representatives from January 1999, to May 2000, Visiting Associate, Department of Communications at Florida State University from 1993, to 1994, Director of The Collins Center for Public Policy from 1990 to 1992, and Secretary, Florida Department of Business regulation from 1989, to 1990.  Mr. MacNamara is Associate Vice President for Academic Affairs at Florida State University.  Mr. MacNamara has extensive experience in governmental affairs.

(1) Mr. MacNamara resigned effective May 5, 2007, for personal reasons.

Executive Officers

The following table sets forth a list the names and ages of all executive officers of the Company, all positions and offices with the Company held by each such person; each such person’s term of office as officer and the period served as such.

Name and Age                                           Position                                                                   Term

Antonio F. Uccello, III                             Chairman/President/ Chief Executive                  January 28, 2002
Age 39                                                        Officer/Chief Financial Officer                              to present

Evelyn P. Silva                                          Vice President Operations/Secretary                   February 8, 2007
Age 39                                                                                                                                           to present

Andrei A. Troubeev (1)                           Vice-President-Engineering                                  March 1, 2004
Age 40                                                                                                                                           to August 8, 2007

Stephen R. MacNamara (2)                     Director/Secretary                                                  March 11, 2003
Age 52                                                                                                                                          to May 5, 2007

(1) Mr. Troubeev resigned effective August 8, 2007, for personal reasons.

(2) Mr. MacNamara resigned effective May 5, 2007, for personal reasons

There exists no arrangement or understanding between any of the Company’s officers and any other person(s) pursuant to which any of the executive officers were selected as an officer.

There have been no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such director, officer, affiliate of the Company, or security holder has been a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Resumes

Antonio F. Uccello, III

See resume of Mr. Uccello above in the section titled Election of Directors.

Evelyn P. Silva

Mrs. Silva has been our Vice President of Operations and Secretary since February 8, 2007.  Prior to that, Mrs. Silva was our operations manager from July 2002, to February 8, 2007.  Mrs. Silva’s duties as operations manager included management of operations for company including supervising product assembly and distribution, administrative functions, and acted as an assistant to our President.  Mrs. Silva supervised accounts payable and receivable, payroll (including payroll taxes and unemployment taxes) and was accountable for all customer service issues.  She also supervised human resource for employees.  Prior to joining the Company, Mrs. Silva served as a legal assistant for the law offices of Christopher K. Caswell, P.A. from December 2001 to July 2002.  While with Christopher K. Caswell, P.A., Mrs. Silva supervised accounts payable and receivable, payroll, and medical and dental Insurance coverage.  She also performed administrative functions for the office and attorneys.

Stephen R. MacNamara

See resume of Mr. MacNamara above in the section titled Election of Directors.  Mr. MacNamara resigned effective May 5, 2007.

Andrei A. Troubeev

Mr. Troubeev is the Vice-President, Engineering for the Company.  Mr. Troubeev earned his Bachelor of Science, Mechanical Engineering, from Belarus Agricultural and Mechanical University in 1997.  Mr. Troubeev has experience in developing new designs, support of production and assembly teams, recommending changes to improve product designs and production efficiency, and the development and testing of new product designs.  Mr. Troubeev was Distribution Director for DELO Magazine a monthly business journal published in English, Russian and German from Belarus from February, 1993 to July, 1999, and was Production Engineer from Trailmate, Inc. in Sarasota, Florida from July, 1999 to March, 2004.  Trailmate, Inc. is in the business of manufacturing commercial edgers and mowers and adult and industrial tricycles.  Mr. Troubeev participated in the development of new designs, support of production and assembly teams and recommendations of changes to improve product designs and production efficiency for Trailmate.  Mr. Troubeev resigned effective August 8, 2007.

There are no family relationship between any director, or executive officer.

The exists no arrangement or understanding between any of the Company’s officers and any other person(s) pursuant to which any of the executive officers were selected as an officer.

There have been no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such director, officer, affiliate of the Company, or security holder has been a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

There have been no events that occurred during the past five years that are material to an evaluation of the ability or integrity of any director, or executive officer of the registrant

Key Employees

Anthony F. Uccello, III, is the only key employee of the Company.

CERTAIN TRANSACTIONS WITH RELATED PERSONS

On June 28, 2005, the Company loaned, $1,200,000 to Olympus Leasing Company, a related party.  At June 28, 2005, Antonio F. Uccello, III, was, and is now the President, Chairman and a minority owner of the issued and outstanding shares of stock of Olympus Leasing and reports to its board of directors.  Antonio F. Uccello, III, was and is one of the Company’s officers and directors and an indirect shareholder of Sign Media Systems, Inc.  The loan is for a period of five years with interest accruing on the unpaid balance at 5.3% per annum payable annually, with the entire principal and unpaid interest due and payable in full on June 28, 2010.  There is no prepayment penalty.  The purpose of the loan was to obtain a higher interest rate than is currently available at traditional banking institutions.  Olympus Leasing’s primary business is making secured loans to chiropractic physicians throughout the United States for the purchase of chiropractic adjustment tables.  The loans are generally for less than $3,000 each and are secured by a first lien on each chiropractic adjustment table.  Each loan is personally guaranteed by the chiropractic physician.  The rate of return on the Olympus Leasing loans is between 15% and 25% per annum.  To date, Olympus Leasing has suffered no loss from any loan to a chiropractic physician for the purchase of a chiropractic adjustment table.  On January 3, 2007, the Company pursuant to the future advance clause in this note loaned Olympus Leasing an additional $300,000.  Since the making of the loan, including future advances thereon, by the Company to Olympus Leasing, Olympus Leasing has made payments to the Company of $956,272.  The remaining balance that was due from related party on the balance sheet was $613,342 on June 30, 2007.  Because of the foregoing facts, the Company believes that the probability of a default on the loan by it to Olympus Leasing is unlikely.  The current principal balance due to the Company from Olympus Leasing is $594,746.  There is an excellent market for the re-sale of chiropractic adjustment tables which may be the subject of a foreclosure.  Olympus Leasing currently has in excess of $1,000,000 in outstanding finance receivables from chiropractic physicians secured by a first lien on each chiropractic adjustment table.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors and persons who beneficially own more than ten percent (10%) of the company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers and directors and greater than ten percent (10%) shareholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all section 16(a) forms they file.  Based on its review of the copies of such forms received by the Company, the Company believes that during the year ended December 31, 2006, all such filing requirements applicable to its officers and directors were complied with.

CODE OF ETHICS

On April 8, 2004, the board of directors adopted a code of ethics that the Company’s principals financial officer, principal accounting officer or controller and any person may perform similar functions is subject to.  The Company filed the code of ethics as exhibit to its Form 10-SB12G on May 4, 2004.

CORPORATE GOVERNANCE

Director Independence, Board Meetings and Committees

The Company’s business is managed under the direction of its Board of Directors.  The board meets on a regularly scheduled basis to act on matters requiring board approval.  It also holds special meetings when an important matter requires action by the board between scheduled meetings.  The board of directors held two meetings during the fiscal year ended December 31, 2006, and seven meetings so far during 2007.  All board members attended each meeting.  During the fiscal year ended December 31, 2006 the board consisted of three members, two of which were independent under the independence standards applicable to the small business issuer.  Their names are Thomas Bachman and Stephen R. MacNamara.  To date during the fiscal year ending December 31, 2007, the board has consisted of three members, two of which were independent under the independence standards applicable to the small business issuer.  Their names are Thomas Bachman and, Stephen R. MacNamara until his resignation, and there after Dennis D. Derr.

The Company does not have a standing compensation, audit or nominating committee or any committee performing a similar function.  The Company does not have an audit committee charter or a nominating committee charter or policy or similar documents.  The Company intends to form an audit committee, a compensation committee, and a nominating committee during the 2008 fiscal year.

The Company’s entire Board of Directors participates in the compensation, audit and nomination processes.  The Board of Directors does not have a nomination committee or audit committee charter.  The Board of Directors does not have a formal policy with regard to the consideration of any director candidates recommended by security holders.  The entire board will consider any person nominated by security holders that is reputable and that has experience in the industry in which the Company operates or business experience in general.  The board will also consider the extent of any nominee’s educational background in deciding whether to nominate a person for a directorship position.  The Company does not pay any fee to third parties for helping the board to nominate or evaluate director candidates and the board does not obtain such services from any third party.

The Company’s entire Board of Directors acts as the compensation committee.  Due to the current size of the Company and the relatively small size of the board of directors, the Company believes that it is reasonable at this point for the entire board to perform this function.  The board, acting as the compensation committee, does not at this time have a compensation committee charter.  The entire board meets annually to determine executive officer compensation.  The board has complete authority for establishing executive officer compensation.  The board does not delegate any authority with respect to the executive officer compensation.  The Company’s President and Chief Executive Officer and majority Stockholder is a member of the board and therefore has an opportunity to discuss executive compensation with the other members of the board and one vote to determine executive compensation.  The board has not engaged any compensation consultants in determining or recommending the amount or form of executive and director compensation.  The board has determined not to pay any directors fee of any nature for the foreseeable future.

To date, the Company has not held annual meetings and has utilized consents to action by shareholders holding the number of shares of equity stock necessary to approve the action taken by such consents to action.  The Company hopes to initiate annual stockholder meetings during the 2008 fiscal year.

For the year ended December 31, 2006, the Company’s Board of Directors, acting as the audit committee, has (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the Company’s independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; (iii) received the written disclosures and a letter from its independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees ), and has discussed with the independent accountant the independent accountant's independence; and (iv) recommended that the audited financial statements be included in the company's annual report on Form 10–KSB for the fiscal year ended Dismember 31,2006, for filing with the Securities and Exchange Commission.

Audit Committee Financial Expert

The Company’s Board of Directors currently does not have an audit committee financial expert but hopes to nominate establish an audit committee and nominate an audit committee financial expert as a candidate for a directorship during the 2008 fiscal year.  The Company and its Board of Directors have been actively searching for an audit committee financial expert but have had difficulty identifying a suitable candidate because of size of the Company, perceived additional liability to the public by prospective candidates and the excessive additional costs associated with the selection of a candidate including but not limited to director fees for the audit committee financial expert and director liability insurance.

Security Holder Communication

The Company encourages its security holders to communicate directly with its Board of Directors regarding any issues, including financial issues that may affect the Company.  The process for contacting the board of directors is through writing to Evelyn P. Silva, Secretary, at 210 19th Street, Sarasota, Florida  34234.  Mrs. Silva will raise any appropriate security holder concerns that she receives with the Company’s entire board of directors.

EXECUTIVE COMPENSATION TABLE

The table below summarizes the total compensation paid or earned by each of the named executive officers for the fiscal years ended December 31, 2006 and 2005 from the Company.  The Company has not entered into any employment agreements with any of the named executive officers.

The named executive officers of the Company were not entitled to receive payments which would be characterized as “bonus” payments for the fiscal years ended December 31, 2006, 2005.

							(h)
(a) Name and Principal Position	(b) Year	(c) Salary	(d) Bonus	(e) Stock Awards	(f) Option Awards	(g) Non- Equity Incentive Plan Compensation	Change in Pension Value and Nonquali- fied Deferred Compensation Earnings	(i) All Other Compensation	(j) Total

Antonio F. Uccello, III President &	2006	$125,000	$0	$0	$0	$0	$0	$11,194	$136,194
Chief Executive Officer	2005	$125,000	$0	$0	$0	$0	$0	$11,194	$136,194

Vice President, Engineering	2006	$41,200	$0	$0	$0	$0	$0	$11,721	$52,921
	2005	$40,777	$0	$0	$0	$0	$0	$11,721	$52,498

(1) All other compensation consists solely of the cost of group medical insurance.

Compensation of Directors

All directors are reimbursed for out-of-pocket expenses in connection with attendance at board meetings.  The Board of Directors has determined that it is not in the Company’s best interest at this time to pay director’s fees and therefore the Company has not paid any fee to any director from the Company’s inception to date and does not intend to pay director’s fees in the foreseeable future.

Employment Agreements

The Company has no agreement or understanding, express or implied, with any officer, director, or principle stockholder, or their affiliates or associates, regarding employment with the Company or compensation for services.  The Company has no plan, agreement, or understanding, express or implied, with any officer, director, or principle stockholder, or their affiliates or associates, regarding the issuance to such persons of shares of the Company’s authorized and unissued Common Stock.  There is no understanding between the Company and any of its present stockholders regarding the sale of a portion or all of the Common Stock currently held by them in connection with any future participation by the Company in a business.

There is no policy that prevents management from adopting a plan or agreement in the future that would provide for cash or stock based compensation for services rendered to the Company.

On acquisition of a business, it is possible that current management of the Company will resign and be replaced by persons associated with the business acquired, particularly if the Company participates in a business by effecting a stock exchange, merger, or consolidation.  In the event that any member of current management remains after effecting a business acquisition, that member's time commitment and compensation will likely be adjusted based on the nature and location of such business and the services required, which cannot now be foreseen.

Benefit Plans

With the exception with a group health plan that does not discriminate in scope or terms of operation in favor of executive officers and directors, the Company does not now nor has it ever maintained any employee benefit plan, incentive plan, or equity incentive plan including but not limited to, any plan, contract, authorization or arrangement, whether or not set forth in any formal document, pursuant to which cash, securities, similar instruments, or any other property may be received, or any plan providing compensation intended to serve as incentive for performance to occur over a specified period, whether such performance is measured by reference to financial performance of the Company or an affiliate, the Company’s business stock price, or any other performance measure, or an incentive plan or portion of an incentive plan, under which awards are granted that fall within the scope of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment, as modified or supplemented (“FAS 123R”).

INDEPENDENT PUBLIC ACCOUNTANTS

The directors have approved the engagement of Bagel, Josephs, Levine & Company, LLC as the Company’s principal independent auditor to audit the financial statements of the Company for the year ending December 31, 2008 and to conduct a review of its quarterly statements for the year ending December 31, 2008.  Bagel, Josephs, Levine & Company, LLC has been the Company’s principal independent auditors since the Company’s 2004 fiscal year.

PUBLIC ACCOUNTANT FEES AND SERVICES

Public Accountant Fees

The aggregate fees billed by our independent auditors, Bagell Josephs & Company, LLC, for the years ended December 31, 2006 and 2005, are as follows:

	2006	2005
Audit Fees	$41,000	$23,000
Audit Related Fees	$-0-	$-0-
Tax Fees	$-0-	$-0-
All Other Fees	$-0-	$-0-
TOTAL FEES	$41,000	$23,000

Pre-Approval Policies and Procedures

The Company’s Board of Directors has not established “Pre-Approval Policies” for the selection of the Company’s independent auditors as described in Regulation 210.201(c)(7)(i)(B) as promulgated by the Securities and Exchange Commission pursuant to The Securities Exchange Act.  Before the independent auditor is engaged by the Company, or its subsidiaries, to render audit or non-audit services, the engagement is approved by the Company’s Board of Directors acting as the Company’s Audit Committee and thereafter submitted to the Company’s Stockholders for approval.

AMENDMENT TO ARTICLES OF INCORPORATION

The Consent to Acton approves the amendment of the Company’s Articles of Incorporation as follows:

•	amend the Company’s Articles of Incorporation to change the Company’s name to “International Consolidated Companies, Inc.”;

•
amend the Company’s Articles of Incorporation to reduce the percent of the shares then entitled to vote generally in the election of directors necessary to remove a director from the holders of at least seventy-five percent (75%) of the shares then entitled to vote at an election of directors to fifty-one percent (51%) of the shares then entitled to vote at an election of directors.

•
amend the Company’s Articles of Incorporation to reduce the percent of the shares then entitled to vote to amend the Company’s By-Laws from the holders of at least seventy-five percent (75%) of the voting power of all of the then outstanding shares of the stock of the Company entitled to vote generally in the election of directors to the holders of at least fifty-one percent (51%) of the voting power of all of the then outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors; and

•
amend the Company’s Articles of Incorporation to reduce the percent of the shares then entitled to vote to amend the Company’s Articles of Incorporation from a vote of the holders of at least seventy-five percent (75%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors to the holders of at least fifty-one percent (51%) of the voting power of all of the then outstanding shares of the stock of the Company entitled to vote generally in the election of directors.

The reasons and general effect of these amendments are:  (i) the change of name from Sign Media Systems, Inc. to International Consolidated Companies, Inc. is intended to better reflect the Company’s plans to make future strategic domestic and international business acquisitions; and (ii) the reduction of the percent of the shares entitled to vote to remove a director, to amend the Company’s By-Laws and to amend the Company’s Articles of Incorporation from seventy-five percent (75%) to fifty-one percent (51%) is intended to make it easier for the Stockholders to accomplish these actions.

INTEREST OF CERTAIN PERSONS IN
MATTERS CONTAINED IN THE CONSENT TO ACTON

The Company’s officers and directors as a group hold eighty-one percent (81%) of our total issued and outstanding shares of our Common Stock.

To our knowledge, no director has informed the Company in writing or verbally that he was in opposition to the adoption of the Consent to Action by the Stockholders.

COPIES OF INFORMATION STATEMENT

Only one Information Statement is being delivered to multiple security holders sharing an address unless we have received contrary instructions form one or more of the security holders.  We hereby undertake promptly to deliver, upon written or oral request, a separate copy of this Information Statement to a security holder at a shared address to which a single copy of the Information Statement was delivered.  In order to request additional copies of this Information Statement or to request delivery of a single copy of this Information Statement if you are receiving multiple copies, please contact us by mail at 2100 19th Street, Sarasota, FL  34234; attention Secretary, or by phone at 941.330.0336.

ADDITIONAL INFORMATION

The Company files annual, quarterly and current reports, information statements and other information with the Securities and Exchange Commission.  You may read and copy any reports, statements or other information that we file at the Securities and Exchange Commission’s public reference rooms at 100 F Street, N.E., Washington, D.C. 20549.  You may also obtain copies of this information by mail from the Public Reference Section of the Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549 at prescribed rates.  Please call the Securities and Exchange Commission at 1-(800) SEC-0330 for further information on the public reference rooms.  The Securities and Exchange Commission also maintains a web site at http://www.sec.gov at which reports, proxy and information statements and other information regarding the Company are available. We maintain a website at http://www.signmediasystems.com.  The material located on our website is not a part of this Information Statement.  The Securities and Exchange Commission allows us to “incorporate by reference” information into this Information Statement, which means that we can disclose important information to you by referring you to another document filed separately with the Securities and Exchange Commission.  The information incorporated by reference into this Information Statement is deemed to be part of this document, except for any information superseded by information contained directly in this document or contained in another document filed in the future which itself is incorporated into this document.  This document incorporates by reference the documents listed below that we have previously filed with the Securities and Exchange Commission (Exchange Act filing number 000-50742):

1.           Form 8-K/A filed with the Securities and Exchange Commission on August 23, 2007.

2.           Form 10-QSB for the quarter ended June 30, 2007 filed with the Securities and Exchange Commission on August 20, 2007.

3.           Form 8-K filed with the Securities and Exchange Commission on July 18, 2007.

4.           Form 10-QSB for the quarter ended March 31, 2007 filed with the Securities and Exchange Commission on May 21, 2007.

5.           Form 10-KSB/A for the fiscal year ended December 31, 2006 filed with the Securities and Exchange Commission on March 18, 2007.

Dated:  September 10, 2007                                                                                                /s/ Antonio F. Uccello, III
                                                                                                           President and Chief Executive Officer

EXHIBIT A

<?xml:namespace prefix = o />

ARTICLES OF AMENDMENT

to

ARTICLES OF INCORPORATION

of

SIGN MEDIA SYSTEMS, INC.

In accordance with Sections 607.1003 and 607.1006 of the Florida Business Corporation Act, the undersigned, Chief Executive Officer of Sign Media Systems, Inc. (the “Corporation”) hereby certifies:

FIRST:  That ARTICLE ONE of the Corporation’s Articles of Incorporation, is hereby amended and restated as follows:

ARTICLE I NAME

The name of the Corporation is “INTERNATIONAL CONSOLIDATED COMPANIES, INC.”

SECOND:  That ARTICLE SIX of the Corporation’s Articles of Incorporation, is hereby amended and restated as follows:

ARTICLE VI DIRECTORS AND MANAGEMENT

The following provisions are included for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and Regulation of the powers of the Corporation and of its Board of Directors and stockholders:<?xml:namespace prefix = o ns = "urn:schemas-microsoft-com:office:office" />

6.1      Directors.  The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors of the Corporation.  The number of directors which shall constitute the whole Board of Directors shall be determined by resolution of a majority of the Board of Directors, but in no event shall the number of directors be less than three.  The directors shall be elected at the annual meeting of stockholders by such stockholders as have the right to vote on such election.  In case of any increase in the number of directors, or in case of any vacancy in the Board of Directors due to death, resignation, disqualification, removal or any other cause, the additional director or directors, and, the successor to fill the vacancy shall be elected by such stockholders as have the right to vote on such election at an annual or special meeting of said holders or by a majority of the directors then in office, though less than a quorum, or by a sole remaining director.  Directors need not be stockholders of the Corporation.

6.2      Removal of Directors.  Any one or more or all of the directors may be removed, with or without cause, only by the holders of at least fifty-one percent (51%) of the shares then entitled to vote at an election of directors.

6.3      By-Laws.  The Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal the by-laws of the Corporation, subject to any limitation thereof contained in the by-laws.  The stockholders shall also have the power to adopt, amend or repeal the by-laws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or these Articles of Incorporation, the affirmative vote of the holders of at least fifty-one percent (51%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the by-laws of the Corporation.

6.4      Written Consent.  Stockholders of the Corporation may take any action by written consent in lieu of a meeting but only in accordance with the laws of the State of <?xml:namespace prefix = st1 />Florida and the procedures set forth in the by-laws of the corporation which are not inconsistent with the laws of the State of Florida.

6.5      Advanced Notice by Stockholders.  Advance notice of stockholder nominations for election of directors and other business to be brought by stockholders before a meeting of stockholders shall be given in the manner provided in the by-laws of the Corporation.

6.6      Special Meetings of Stockholders.  Special meetings of stockholders may be called at any time only by the Chief Executive Officer, the President, the Chairman of the Board of Directors or a majority of the members of the Board of Directors then in office.  Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

6.7      Books of the Corporation.  The books of the Corporation may be kept at such place within or without the State of Florida as the by-laws of the Corporation may provide or as may be designated from time to time by the Board of Directors of the Corporation.

6.8      Amendment of Articles.  In addition to any vote of the holders of any class or series of stock of the Corporation required by law or these Articles of Incorporation, the affirmative vote of the holders of at least fifty-one percent (51%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the Articles of Incorporation of the Corporation.

THIRD:  The foregoing Articles of Amendment to the Articles of Incorporation were adopted pursuant to Section 607.0821 by the Board of Directors of the Corporation by written consent dated September 7, 2007.

FOURTH:  That in lieu of a meeting, holders of shares of the capital stock representing in excess of seventy five percent (75%) of the issued and outstanding shares of the capital stock of the Corporation have given written consent to such amendment in accordance with the provisions of Section 607.0704.  Therefore, the number of votes cast was sufficient for approval.

These Articles of Amendment to the Articles of Incorporation shall be effective upon filing with the Florida Secretary of State.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to its Articles of Incorporation to be executed by its duly authorized officer.

                                                                                                SIGN MEDIA SYSTEMS, INC.

Dated: September 10, 2007                                                        /s/Antonio F. Uccello, III, Director,

                                                                                                President and Chief Executive Officer